                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934
                              (Amendment No. ____)

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5
     (d) (2))

[X]  Definitive Information Statement

                             SUNAMERICA SERIES TRUST
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     5)   Total fee paid:

          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     3)   Filing Party:

          ______________________________________________________________________

     4)   Date Filed:

          ______________________________________________________________________

AIG SUNAMERICA ASSET MANAGEMENT CORP.                      (AIG SUNAMERICA LOGO)
SunAmerica Series Trust                                THE RETIREMENT SPECIALIST
P.O. Box 54299
Los Angeles, California
(800) 445-7862

June 14, 2007

Dear Contract Owner:

     On December 13, 2006, the Board of Trustees (the "Trustees") approved a decision to change the subadviser of the Technology Portfolio (the "Portfolio"), a series of SunAmerica Series Trust, from Morgan Stanley Investment Management, Inc. d/b/a Van Kampen to Columbia Management Advisors, LLC ("CMA"). CMA assumed management responsibilities for the Portfolio effective May 1, 2007.

     As a matter of regulatory compliance, we are sending you this information statement, which describes the rationale for the Trustees' decision to change subadvisers, the management structure of the Portfolio, the ownership of CMA and the terms of the subadvisory agreement with CMA.

     THE CHANGE IN PORTFOLIO MANAGEMENT DID NOT RESULT IN ANY MODIFICATIONS TO THE PORTFOLIO'S PRINCIPAL INVESTMENT OBJECTIVE AS STATED IN THE TRUST'S PROSPECTUS OR THE FEES PAYABLE BY THE PORTFOLIO.

     THIS DOCUMENT IS FOR YOUR INFORMATION ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION. Please don't hesitate to call us at (800) 445-7862 if you have any questions about these changes or if we can be of service to you in any other way. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,


/s/ Vincent M. Marra
-------------------------------------
Vincent Marra
President
SunAmerica Series Trust

                             SUNAMERICA SERIES TRUST
                              TECHNOLOGY PORTFOLIO
                                 P.O. BOX 54299
                           LOS ANGELES, CA 90054-0299

                                   ----------

                              INFORMATION STATEMENT
                       REGARDING THE CHANGE OF SUBADVISER
                          FOR THE TECHNOLOGY PORTFOLIO

                                   ----------

     The Board of Trustees of the SunAmerica Series Trust Technology Portfolio ("the Portfolio") recently approved Columbia Management Advisors, LLC ("CMA") as the new subadviser of the Portfolio, replacing Morgan Stanley Investment Management, Inc. d/b/a Van Kampen ("Van Kampen") on May 1, 2007. As you may know, the Securities and Exchange Commission has granted an exemptive order (the "Order") to SunAmerica Series Trust (the "Trust") permitting AIG SunAmerica Asset Management Corp. ("SunAmerica"), as the investment adviser of the Trust's portfolios, to hire new subadvisers and to make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval. The Order requires that within 60 days of the hiring of a new subadviser, the Trust must furnish the effected Portfolio's shareholders all the information that would have been included in a proxy statement.

     This information statement is being provided to the shareholders of the Portfolio in lieu of a proxy statement, pursuant to the terms of the Order. This information statement will be mailed on or about June 14, 2007 to contract owners who chose the Portfolio as an investment option prior to May 1, 2007.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY
                                     ACTION.

PURPOSE OF THE INFORMATION STATEMENT

     You are receiving this information statement in order to provide you with certain information regarding the Portfolio and CMA, the new subadviser. The information statement describes the rationale for the Trustees' decision to change subadvisers, the management structure of the Portfolio, the terms of the subadvisory agreement with CMA and certain information about the Portfolio and CMA.

THE TRUST

     The Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the "Advisory Agreement") with SunAmerica on January 1, 1999, as amended from time to time, with the approval of the Trustees. SunAmerica is an indirect, wholly-owned subsidiary of American International Group, Inc. and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica selects the subadvisers for the Trust's portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios' daily business affairs, subject to review by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.

     The subadvisers to the Trust's portfolios, including CMA, act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers' fees. The portfolios do not pay fees directly to a subadviser. However, in accordance with procedures adopted by the Trustees, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent not as principal, and the affiliated broker-dealer may receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and interpretations thereunder and other applicable securities laws.

THE SUBADVISORY AGREEMENT

     On January 1, 1999, SunAmerica entered into a subadvisory agreement with CMA to manage certain portfolios of the Trust (the "Subadvisory Agreement"). On May 1, 2007, the Subadvisory Agreement was amended to add the Portfolio to the list of portfolios of the Trust that CMA manages (the "Amendment"). The Subadvisory Agreement was last approved by the Board on December 13, 2006. The subadvisory agreement with Van Kampen was terminated effective April 30, 2007.

     Under the Subadvisory Agreement, SunAmerica will employ CMA to manage the day-to-day investment of the Portfolio's assets consistent with the Portfolio's investment objective, policies and restrictions. The Subadvisory Agreement provides that (i) CMA shall manage the assets of the Portfolio, (ii) SunAmerica shall compensate CMA for its services, (iii) CMA is authorized to select the brokers or dealers to effect portfolio transactions for the Portfolio, and (iv) CMA shall comply with the Portfolio's investment policies and restrictions and with applicable law. SunAmerica, and not the Portfolio, will be responsible for paying subadvisory fees payable to CMA. The Amendment and the Subadvisory Agreement are attached as Exhibit A.

     With respect to the Portfolio, the Subadvisory Agreement will remain in effect for an initial two-year period beginning May 1, 2007 and will continue automatically for successive years provided that it is approved at least annually by a vote of a majority of the Trustees who are not "interested persons" as that term is defined in Section 2(a)(19) of the 1940 Act ("Independent Trustees").

     In addition, the Amendment deletes a provision of the Subadvisory Agreement that limited the percentage of brokerage transactions that may be effected through affiliates of CMA, SunAmerica and its affiliates or any other subadviser to the Trust or its affiliates. The provision limited such affiliated brokerage transactions to 25% of a Portfolio's total brokerage transactions during the Trust's fiscal year. The Trust has policies and procedures governing transactions with affiliated brokers, as approved by the Trustees, that are designed to ensure that the commissions, fees or other remuneration received by an affiliated broker are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar investments being purchased or sold on a securities exchange during a comparable period of time. The Trustees also receive quarterly compliance reports that lists the Portfolios' affiliated brokerage transactions and determine whether such transactions were effected in accordance with the Trusts' policies and procedures. Management recommended the amendment of such provision because it believed that the broad scope of the 25% limitation was unduly restrictive, particularly in light of CMA's duty to seek best execution on behalf of a Portfolio.

     For the fiscal year ended January 31, 2007, SunAmerica paid Van Kampen, the prior subadviser, $204,099, or 0.50% of average net assets, for subadvisory services rendered. If CMA had served as subadviser for the fiscal year ended January 31, 2007, it would have been paid the same amount paid to Van Kampen. The subadvisory fee rate payable to CMA is as follows: 0.50% on the first $150 million, 0.45% on the next $100 million and 0.425% thereafter.

INFORMATION ABOUT COLUMBIA MANAGEMENT ADVISORS

     CMA is located at 100 Federal Street, Boston, Massachusetts 02110. CMA is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2006, CMA had over $345 billion in assets under management.

     The names and principal occupations of the directors and principal executive officers of Columbia are set forth in the following table. The business address of each of these individuals is 100 Federal Street, Boston, Massachusetts 02110.

NAME                     POSITION AND PRINCIPAL OCCUPATION
----                     ---------------------------------
Keith Banks              President, Chief Executive Officer, Chief Investment
                         Officer, Chairman, Head of Institutional Distribution
                         and Manager
Fredrick Berretta, Jr.   Managing Director and Head of Cash Distribution
Andrei Magasiner         Chief Financial Officer and Treasurer
William Martin           Risk Officer
Colin Moore              Managing Director and Head of Equity Investments
Stephen Peacher          Managing Director and Head of Long Term Fixed Income
                         Investments
Randall Royther          Managing Director and Head of Cash Investments
Linda Wondrack           Chief Compliance Officer
Christopher Wilson       Managing Director, Head of Mutual Funds and Manager

     CMA is the investment adviser for another mutual fund that has an investment objective similar to that of the Portfolio. The name of the fund, together with the fund's assets and the annual fees paid (as a percentage of average net assets) to CMA for its services, are set forth below.

                                              ADVISORY
                           ASSETS AS OF       FEE RATE
                            DECEMBER 31,       (% OF
                                2006       AVERAGE DAILY
        FUND NAME            (MILLIONS)     NET ASSETS)
        ---------          -------------   -------------
Columbia Technology Fund       $216.4          0.87%

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES

     SunAmerica recommended CMA in the ordinary course of its ongoing evaluation of subadviser performance and investment strategy and after extensive research and qualitative and quantitative analysis of numerous candidate firms, their organizational structure, investment process and style and long-term performance records.

     The Trustees received materials related to certain factors used in their consideration of whether to approve the Subadvisory Agreement, including: (1) the nature, extent and quality of services to be provided by CMA; (2) the size and structure of the subadvisory fees paid to CMA compared to subadvisory fee rates of a group of funds with similar investment objectives (respectively, the "Expense Group/Universe" and the "Subadvisory Expense Group/Universe"); (3) the investment performance of the Portfolio and the performance of a comparable portfolio managed by CMA; (4) the costs of services and the benefits potentially derived by CMA; (5) the terms of the Subadvisory Agreement; (6) whether the Portfolio will benefit from possible economies of scale by engaging CMA; and (7) information regarding CMA's compliance and regulatory history. In addition, the Trustees considered the organization capability and financial condition of CMA and the conditions and trends prevailing in the economy, the securities markets and the investment company industry.

     The Trustees, including the Independent Trustees, were separately represented by counsel that is independent of SunAmerica in connection with their consideration of approval of the Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

     Nature, Extent and Quality of Services. The Trustees, including the Independent Trustees, considered the nature, quality and extent of services to be provided by CMA. The Trustees noted that CMA would be responsible for providing investment management services, including investment research, advice and supervision, and determining which securities shall be purchased or sold by the Portfolio. The Trustees reviewed CMA's history, structure and size, and investment experience. The Trustees were informed that in SunAmerica's judgment, CMA has the size, visibility and resources to attract and retain highly qualified investment professionals.

     With respect to the removal of certain language from the Subadvisory Agreement regarding affiliated broker transactions, the Board considered that it has policies and procedures governing transactions with affiliated brokers and that such policies are designed to ensure that the commissions, fees or other remuneration received by an affiliated broker are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar investments being purchased or sold on a securities exchange during a comparable period of time. The Board also considered that it is provided a quarterly compliance report that lists the Trust's transactions that were effected by CMA's affiliated brokers pursuant to Rule 17e-1 under the 1940 Act and makes a determination whether such transactions were effected in accordance with the Trust's policies and procedures. In addition, the Board considered management's opinion that the percentage limitation is unduly restrictive in light of the CMA's duty to seek best execution.

     The Trustees reviewed the qualifications, background and responsibilities of CMA's personnel who would be responsible for providing investment management services to the Portfolio. The Trustees concluded that they were satisfied with the nature, quality and extent of the services to be provided by CMA and that there was a reasonable basis on which to conclude that it would provide high quality services to the Portfolio.

     Fees and Expenses. The Trustees received and reviewed information regarding the Portfolio's anticipated subadvisory fees compared against the subadvisory fees and expense ratios of other similar funds in its category as tracked by an independent third-party provider of investment company data. It was noted that with respect to subadvisory fees, SunAmerica negotiated such fees with CMA at arms-length.

     The Trustees considered that the Portfolio's subadvisory fee rate payable to CMA was below the median of its Subadvisory Expense Group and that the subadvisory fees paid by SunAmerica would be lower at the Portfolio's current asset level (approximately $50 million) such that SunAmerica would retain more of its advisory fee. The Trustees noted, however, that as the Portfolio's assets exceed $75 million SunAmerica will retain less of its advisory fee than if MFS had continued as the subadviser. The Trustees also considered that the subadvisory fees are paid by SunAmerica and not by the Portfolio and that the change of subadviser will not affect the Portfolio's total expenses. In addition, it was noted that subadvisory fees may vary widely within a Subadvisory Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs.

     On the basis of the information considered, the Trustees concluded that the subadvisory fee rate was fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

     Investment Performance. The Trustees received and reviewed information prepared by SunAmerica reflecting the Portfolio's investment performance and the investment performance of a fund managed by CMA with a substantially similar investment objective and investment strategy. Generally, the performance information reviewed included annualized returns for the one-, three- and five-year periods. It was noted that the Trustees monitor and review the performance of the Portfolio on a quarterly basis.

     The Trustees considered that Portfolio's performance when managed by Van Kampen was in the 5th quintile of its performance group/universe for the one-, three- and five-year periods and trailed the Lipper VUF Science & Technology Category for such periods. The Trustees took into account SunAmerica's discussion of the Portfolio's performance and CMA's performance with its CMA Technology Fund, which has a similar investment objective and investment strategy as the Portfolio. The Trustees concluded that given the Portfolio's underperformance, the subadviser change was advisable.

     Cost of Services & Benefits Derived. With respect to indirect costs and benefits, the Trustees were informed, based on SunAmerica's judgment, that (1) any indirect costs incurred by CMA in connection with rendering investment advisory services to the Portfolio were inconsequential to the analysis of the adequacy of its subadvisory fee, and (2) any collateral benefits derived as a result of providing advisory services to the Portfolio are de minimis and do not impact upon the reasonableness of the subadvisory fee. The Trustees concluded that any benefits that CMA could be expected to receive with regard to providing investment advisory and other services to the Portfolio were not unreasonable.

     Profitability and Economies of Scale. In considering the profitability to CMA in connection with its relationship with the Portfolio, the Trustees noted that the fees under the Subadvisory Agreement are paid by SunAmerica. The Trustees also relied on the ability of SunAmerica to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the profitability to CMA from its relationship with the Portfolio was determined not to be a material factor in the Trustees' deliberations. For similar reasons, the potential for the Portfolio to experience economies of scale from CMA's management of the Portfolio was not considered a material factor to the Trustees' consideration of CMA.

     Terms of Subadvisory Agreement. The Trustees reviewed the terms of the Subadvisory Agreement and the Amendment, including the duties and responsibilities undertaken by CMA. The Trustees noted that the Subadvisory Agreement provides that CMA will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Trustees also considered other provisions of the Subadvisory Agreement and concluded that the terms of the Subadvisory Agreement are reasonable, fair and in the best interest of the Portfolio and its shareholders.

     Compliance. The Trustees considered whether CMA was subject to any recent regulatory or compliance-related actions or investigations. The Trustees concluded that there was no material litigation or proceeding that would materially effect CMA's ability to advise the Portfolio.

     Conclusions. In reaching their decision to approve the Subadvisory Agreement, the Trustees based their decision on the totality of the factors and each Trustee contributed different weight to the various factors. Based upon the materials they reviewed, the representations made to them and the considerations described above, and as part of their deliberations, the Trustees, including the Independent Trustees, concluded that CMA possesses the capability and resources to perform the duties required of it under its Subadvisory Agreement.

OWNERSHIP OF SHARES

     As of January 31, 2007, the following number of Portfolio shares were outstanding: Class 1: 6,862,567 shares, Class 2: 2,960,020 shares and Class 3:
4,960,642 shares. All shares were owned directly by the separate accounts of AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company and the separate accounts of other affiliated life insurance companies ("Affiliated Life Insurance Companies"). All outstanding shares of the Portfolio are owned of record, in the aggregate by the following:

                                                                                    AFFILIATED LIFE
                                                                                       INSURANCE
                                          ASLAC                   FSLIC                COMPANIES
                                 ----------------------   ---------------------   -------------------
                                   SHARES    PERCENTAGE    SHARES    PERCENTAGE   SHARES   PERCENTAGE
                                 ---------   ----------   --------   ----------   ------   ----------
Technology Portfolio - Class 1   6,563,359      95.64%     253,915      3.70%     45,293      0.66%
Technology Portfolio - Class 2   2,960,020     100.00%           0      0.00%          0      0.00%
Technology Portfolio - Class 3   4,683,838      94.42%     276,804      5.58%          0      0.00%

     To SunAmerica's knowledge, no person owns a variable annuity contract and/or variable life insurance policy or interests therein of more than 5% of the outstanding shares of the Portfolio. The Trustees and officers of the Trust and members of their families as a group, beneficially owned less than 1% of the beneficial interest of the Portfolio as of December 31, 2006.

BROKERAGE COMMISSIONS

     For the Portfolio's fiscal year ended January 31, 2007, the Portfolio paid $159,807 in brokerage commissions, of which $28,649 or 17.93%, was paid to affiliated broker/dealers.

OTHER SERVICE AGREEMENTS

     Pursuant to the Advisory Agreement with SunAmerica, the Portfolio paid SunAmerica $408,200, or 1.00% of the Portfolio's average net assets, in advisory fees for the fiscal year ending January 31, 2007. Pursuant to a Service Plan, the Portfolio paid service and maintenance fees to ASLAC, FSLIC and Other Affiliated Insurance Companies, as follows: Class 1 shares, $0; Class 2 shares, $12,968; and Class 3 Shares, $24,494.

     AIG SunAmerica Capital Services, Inc., which is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, distributes the Portfolio's shares.

SHAREHOLDER REPORTS

     Copies of the most recent annual and semi-annual reports of the Trust are available without charge and may be obtained by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862.

SHAREHOLDER PROPOSALS

     The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Nori L. Gabert, Esq., Secretary of SunAmerica Series Trust, 2929 Allen Parkway, Houston, Texas 77019.

                                        By Order of the Trustees,


                                        /s/ Nori L. Gabert
                                        ----------------------------------------
                                        Nori L. Gabert
                                        Secretary
                                        SunAmerica Series Trust

Dated: June 14, 2007

                                                                       EXHIBIT A

                    AMENDMENT NO. 3 TO SUBADVISORY AGREEMENT

     This AMENDMENT NO. 3 TO SUBADVISORY AGREEMENT (the "Amendment") is effective as of May 1, 2007 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP. (formerly known as SunAmerica Asset Management Corp.), a Delaware corporation (the "Adviser"), and COLUMBIA MANAGEMENT ADVISORS, LLC (formerly known as Banc of America Capital Management, LLC), a Delaware limited liability company (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

     WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated November 29, 2000, as amended effective April 1, 2002, February 14, 2005 and October 3, 2005, with respect to the Trust (the "Subadvisory Agreement"); and

     WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SunAmerica Series Trust Technology Portfolio. Schedule A is also attached hereto.

                                  Annual Fee
                       (as a percentage of the average
                       daily net assets the Subadviser
Portfolio(s)              manages in the portfolio)
------------           -------------------------------
Technology Portfolio   0.500% on the first $150 million
                       0.450% on the next $100 million
                       0.425% over $250 million

     Subadviser shall manage the Technology Portfolio assets and shall be compensated as noted above.

     2. Section 1 of the Subadvisory Agreement is amended to add the following paragraphs:

          Adviser acknowledges that Subadviser shall have no responsibility to vote proxies with respect to companies whose securities are held in that portion of the Portfolio(s) allocated to it by Adviser. Subadviser shall not be responsible for pursuing rights, including class action settlements, relating to the purchase, sale, or holding of securities by the Portfolio(s); provided, however, that Subadviser shall provide notice to Adviser of any such potential claim of which it becomes aware and reasonably cooperate with Adviser in any possible proceeding.

          In rendering the services required under this Agreement, Subadviser may, consistent with applicable law and regulations, from time to time, employ, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement; provided, however, that in each such instance Subadviser shall provide prior written notice to Adviser. Subadviser represents that any party to whom it delegates authority with respect to the services to be provided under this Agreement shall be bound by a duty of confidentiality to the Subadviser that is no less restrictive than the duties required of the Subadviser under this Agreement.

          The power to delegate duties under this Agreement shall not relieve the Subadviser of any liability for such delegate's acts, that if done by the Subadviser, would result in liability to the Subadviser.

          Subadviser does not warrant that the portion of the assets of the Portfolio(s) managed by Subadviser will achieve any particular rate of return or that its performance will match that of any benchmark index or other standard or objective.

          Adviser has delivered or will deliver to Subadviser current copies of the Trust's Prospectus and Statement of Additional Information, and all applicable supplements thereof, and will promptly deliver to Subadviser all future amendments and supplements, if any.

          Adviser will provide Subadviser access to a list of the affiliates of Adviser or the Portfolio(s) to which investment restrictions apply, which list will specifically identify (a) all companies in which the Portfolio(s) may not invest, together with ticker symbols and/or CUSIP numbers for all such companies, and (b) any affiliated brokers and any restrictions that apply to the use of those brokers by the Portfolio(s). Adviser will notify Subadviser any time a change to such list is made.

     3. Section 2(a) of the Subadvisory Agreement is amended to delete the underlined portion of the following sentence contained therein:

          In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio, provided, however, that for each Portfolio the average annual percentage of portfolio transactions which are engaged in with the Subadviser's affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, may not exceed 25% of the Portfolio's total transactions in securities and other investments during the Trust's fiscal year.

4. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

5. FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

6. MISCELLANEOUS. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.   COLUMBIA MANAGEMENT ADVISORS, LLC


By: /s/ PETER A. HARBECK                By: /s/ FREDERICK R. BERRETTA
    ---------------------------------       ------------------------------------
Name: Peter A. Harbeck                  Name: Frederick R. Berretta
Title: President and Chief Executive    Title: Managing Director
       Officer

                    AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT

     This AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT (the "Amendment") is effective as of October 3, 2005 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP. (formerly known as SunAmerica Asset Management Corp.), a Delaware corporation (the "Adviser"), and COLUMBIA MANAGEMENT ADVISORS, LLC (formerly known as Banc of America Capital Management, LLC), a Delaware limited liability company (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

     WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated November 29, 2000, as amended effective April 1, 2002 and February 14, 2005, with respect to the Trust; and

     WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below; and

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Schedule A to the Subadvisory Agreement is hereby amended to reflect the amended fees with respect to the SunAmerica Series Trust Cash Management Portfolio. Schedule A is also attached hereto.

                                                   Annual Fee
                                        (as a percentage of the average
                                              daily net assets the
                                             Subadviser manages in
Portfolio(s)                                     the portfolio)
------------                            --------------------------------
Cash Management Portfolio               0.125% on the first $100 million
                                        0.100% on the next $400 million
                                        0.075% on the next $500 million
                                        0.050% over $1 billion

     2. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     3. FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

     4. MISCELLANEOUS. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.   COLUMBIA MANAGEMENT ADVISORS, LLC


By: /s/ PETER A. HARBECK                By: /s/ FREDERICK R. BERRETTA
    ---------------------------------       ------------------------------------
Name: Peter A. Harbeck                  Name: Frederick R. Berretta
Title: President and Chief Executive    Title: Managing Director
       Officer

                                   SCHEDULE A
                            Effective October 3, 2005

                                                     ANNUAL FEE
                                           (AS A PERCENTAGE OF THE AVERAGE
                                                DAILY NET ASSETS THE
PORTFOLIO(S)                            SUBADVISER MANAGES IN THE PORTFOLIO)
------------                            ------------------------------------
Cash Management  Portfolio*             0.125% on first $100 million
                                        0.100% on the next $400 million
                                        0.075% on the next $500 million
                                        0.050% over $1 billion

* For the purposes of determining whether the Portfolio's assets meet the breakpoint set forth herein, the assets managed by the Subadviser for this Portfolio and the assets of any other Portfolio managed by Subadviser on behalf of the Trust or Seasons Series Trust shall be aggregated.

                    AMENDMENT NO. 1 TO SUBADVISORY AGREEMENT

     This AMENDMENT NO. 1 TO SUBADVISORY AGREEMENT (the "Amendment") is effective as of February 14, 2005 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP. (formerly known as SunAmerica Asset Management Corp.), a Delaware corporation (the "Adviser"), and BANC OF AMERICA CAPITAL MANAGEMENT LLC, a North Carolina limited liability company (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 2000, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

     WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated November 29, 2000, as amended effective April 5, 2001, with respect to the Trust; and

     WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below; and

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. The following new paragraph shall be added to the Subadvisory Agreement:

     16. CONFIDENTIALITY. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

2. The first sentence of Section 2(b) of the Subadvisory Agreement shall be amended to delete the words "and rewarding sales or distribution."

3. Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the language regarding the aggregating of fees with the Seasons Series Trust Cash Management Portfolio. The revised Schedule A is also attached hereto.

     4. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     5. FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

     6. MISCELLANEOUS. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.   BANC OF AMERICA CAPITAL MANAGEMENT, LLC


By: /s/ Peter A. Harbeck                By :
    ---------------------------------        -----------------------------------
Name: Peter A. Harbeck                  Name:
Title: President and Chief Executive          ----------------------------------
       Officer                          Title:
                                               ---------------------------------

                                   SCHEDULE A
                           Effective February 14, 2005

                                                     ANNUAL FEE
                                           (AS A PERCENTAGE OF THE AVERAGE
                                                DAILY NET ASSETS THE
PORTFOLIO(S)                            SUBADVISER MANAGES IN THE PORTFOLIO)
------------                            ------------------------------------
Cash Management  Portfolio*             0.15% on first $750 million
                                        0.10% over $750 million

* For purposes of determining whether the Portfolio's assets meet the breakpoint set forth herein, the assets managed by the Subadviser for this Portfolio and the assets of any other Portfolio managed by Subadviser on behalf of the Trust or Seasons Series Trust shall be aggregated.

                              SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of November 29, 2000, as amended and restated April 5, 2001 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and BANC OF AMERICA CAPITAL MANAGEMENT, LLC, a North Carolina limited liability company (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 2000, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a Subadviser; and

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

     1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities as may be reasonably requested from time to time. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information; and (b) applicable laws and regulations.

          The Subadviser represents and warrants to the Adviser that, in performing its responsibilities hereunder, each Portfolio will at all times be operated and managed (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) so as not to jeopardize either the treatment of the variable annuity contracts which offer the Portfolio(s) (the "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (c) to minimize any taxes and/or penalties payable by the Trust or the Portfolio(s). Without limiting the foregoing, the Subadviser represents and warrants that it will manage each Portfolio in compliance with (a) the applicable provisions of Subchapter M, chapter 1 of the Code ("Subchapter M") for each Portfolio to be treated as a "regulated investment company" under Subchapter M; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) the provisions of the Act and rules adopted thereunder; (d) applicable state insurance laws as communicated by Adviser to Subadviser in writing; (e) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information as most recently provided by the Adviser to the Subadviser; and (f) the polices and procedures as adopted by the Trustees of the Trust as most recently provided by the Adviser to the Subadviser. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

          The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and
(b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

          The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

     2. PORTFOLIO TRANSACTIONS. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for the assets of each Portfolio, broker-dealers and futures commission merchants= selection, and negotiation of brokerage commission and futures commission merchants= rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio, provided, however, that for each Portfolio, the average annual percentage of portfolio transactions which are engaged in with the Subadviser=s affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, may not exceed 25 % of the Portfolio=s total transactions in securities and other investments during the Trust=s fiscal year. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances and may affect the size of the position obtained for or disposed of by a Portfolio.

     (b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, and rewarding sales or distribution, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio's transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

          (1) All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution;

          (2) Such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser's arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

          (3) If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single "bunched" transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and

          (4) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser's request for direction due to the reasons stated above.

     3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

     4. REPORTS. The Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

     5. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     6. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

     7. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

     8. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser=s rendering of services under this Agreement.

          (b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling persons become subject under the 1933 Act, under other statutes, at common law or otherwise, arising out of or resulting from any disabling conduct on the part of the Subadviser, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement which arises out of or results from Subadviser's disabling conduct; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

     9. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

          With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act). This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated. Notwithstanding the foregoing, in the event the Securities and Exchange Commission issues an order conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the Act, this Agreement shall continue in full force and effect, subject to any terms or conditions of such order.

     10. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

     12. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     13. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property," as defined in the Declaration, only shall be liable.

     14. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

     15. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:                             Banc of America Capital Management, LLC
                                        Bank of America Plaza, NC1-002-33-3
                                        101 South Tryon Street
                                        Charlotte, NC 28255
                                        Attention: Edward D. Bedard
                                                   Managing Director and Chief
                                                   Administrative Officer

Adviser:                                SunAmerica Asset Management Corp.
                                        The SunAmerica Center
                                        733 Third Avenue, Third Floor
                                        New York, NY 10017-3204
                                        Attention: Robert M. Zakem, Senior Vice
                                                   President and General Counsel

with a copy to:                         SunAmerica Inc.
                                        1 SunAmerica Center
                                        Century City
                                        Los Angeles, CA 90067-6022
                                        Attention: Mallary L. Reznik, Secretary

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                        SUNAMERICA ASSET MANAGEMENT CORP.


                                        By: /s/ PETER A. HARBECK
                                            ------------------------------------
                                        Name: Peter A. Harbeck
                                        Title: President


                                        BANC OF AMERICA CAPITAL MANAGEMENT, LLC


                                        By: /s/ EDWARD D. BEDARD
                                            ------------------------------------
                                        Name: Edward D. Bedard
                                        Title: Managing Director and
                                               Chief Administrative Officer